                                                                Exhibit 10.14

PLEASE NOTE THAT WE HAVE REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A [*] INDICATES THE PLACES IN THIS EXHIBIT WHERE MATERIAL HAS BEEN OMITTED.

                 WAREHOUSING AND DISTRIBUTION PURCHASE AGREEMENT
                                 BY AND BETWEEN

                            CHATTEM CONSUMER PRODUCTS

                                       AND

                              MILITARY RESALE GROUP

Military Resale Group ("Distributor"), located at 2535 Durango Drive, Colorado Springs, CO 80910 and Chattem Consumer Products (3530) ("Manufacturer") located at____________________ , enter into this Warehousing and Distribution Agreement ("this Agreement") in Colorado Springs, Colorado this 27 day of March 2002.

1. Manufacturer appoints Distributor to warehouse and deliver Manufacturer's product ("Product") to the military commissaries and exchanges ("the Military") listed in Schedule A, which is attached to and made part of this agreement.

2. Distributor shall purchase, for resale by Manufacturer to the Military, authorized Products from Manufacturer at Manufacturer's published Distributor list prices and will attempt to maintain sufficient inventory levels necessary to meet the daily order requirements of the Military. Manufacturer agrees to ship all products on a "shipper sort and segregate by SKU at customer dock" basis. The terms for purchases under this provision are [*].

3. Manufacturer and/or its representative is solely responsible for soliciting and obtaining orders for the sale of Products to the Military, except for orders transmitted electronically the Military resale employees participating in the Frequent Delivery Program. Distributor assumes no sales responsibilities under this Agreement, and all Product purchased by Distributor is on a guaranteed sales basis with floor stock protection provided by the Manufacturer. Distributor shall rotate stock and notify Manufacturer and/or its representative if any Product shows no movement for sixty (60) days. If

     Manufacturer is unable to arrange for the sale of any Product to the Military within the thirty (30) days of notice of any such Product or any excess product quantities as identified by the Distributor, at its sole discretion the Distributor shall invoice the Manufacturer and the Manufacturer shall pay Distributor the full cost of the Product including Distributor's storage and handling fee and remove such Product from
     Distributor's warehouse(s) at the Manufacturer's expense Manufacturer authorizes Distributor to sell to any third party without public notice any such product remaining in its warehouse more than thirty (3) days after notice given to Manufacturer and/or its authorized agent. Any net funds received will be applied first to applicable storage and handling fees and then to recovery of product cost. Any funds in excess of that owed to
     Distributor will be remitted to Manufacturer, any balance due to Distributor will be subject to interest charges and collection fees and procedures as provided for in Paragraph 5.


4. Manufacturer or its representative, immediately upon receipt of an order from the Military, shall telephone, fax or mail to Distributor all information regarding such order to permit Distributor at least (24) hours to prepare and deliver the Product ordered (48 hours for outlying destination destinations). Shelf stocking of delivered Product at the Military installations shall be the sole responsibility of the Manufacturer. Distributor shall product a bi-monthly roll-up detailing deliveries to and acceptance of Product by the Military for manufacturers participating in the Frequent Delivery Program, and shall maintain signed delivery documents recording such deliveries.

5. Distributor shall invoice Manufacturer for any delivered Product at the price shown on the Manufacturer's published Distributor price list plus Distributor's storage and handling fee as specified in Schedule C, which is attached to and made a part of this Agreement. Distributor agrees to transmit via established EDI Transaction sets all invoices. If paper copies of such invoices and supporting delivery documents are required by the Manufacturer and/or its representative, they will be provided as an additional billable serviced at the price agreed to and detailed on Schedule C. Terms of payment to Distributor are net fifteen (15) days, and Distributor's right to receive payment from manufacturer is not conditioned upon the timing of payment by the Military to the Manufacturer. Distributor pricing is structured with the understanding that on-hand inventory requirements shall not exceed three (3) weeks average movement. Manufacturer agrees to pay interest at the rate of twelve percent (12%) per annum on any invoice not paid when due, and agrees to pay all costs of collection, including twenty-five percent (25%) of the principal balance claimed as attorney's fees if the account is placed in the hands of an attorney for collection.

6. If the Distributor receives damaged Product, it shall notify Manufacturer within ten (10) days of receipt, and Manufacturer shall remove such Product from Distributor's warehouse(s) at Manufacturer's expense and shall reimburse Distributor the full cost of its storage and handling fee. If Product is rejected by the Military for any reason. Manufacturer shall take possession of such Product and shall reimburse Distributor the full cost of the Product including Distributor's storage and handling fee. Distributor shall not be liable for incidental and consequential damages whether foreseeable or otherwise.

7. Manufacturer may/may not recoup the amount of its invoices for Product shipped to distributor against the amount of distributor's invoices for Product delivered to the Military, and Distributor may/may not recoup the amount of its invoices for Product delivered against the amount of Manufacture's invoices for Product sipped to Distributor. If recoupment is permitted, any account receivable remaining after such deduction shall be paid by the party owing same fifteen (15) days after written demand made by the other party. The parties acknowledge that this Agreement is intended to be the sole contract between the parties and that successive sales, purchases and delivery of Product constitutes a single, continuing transaction. If either parry declares or is adjudicated bankruptcy or insolvent, the other party shall have the right of recoupment against the bankrupt or insolvent party, regardless of whether the claim by either party arose pre or post-petition or pre or post-adjudication.

8. This Agreement constitutes the entire understanding of the parties and all prior representations or agreements not contained in this Agreement are of no effect. This Agreement cannot be altered or varied except by written document signed by both parties.

9. This Agreement may be canceled by either party upon thirty (30) days written notice. After notice, Manufacturer shall promptly remove any remaining Product from

     Distributor's warehouse(s) at Manufacturer's expense and shall pay Distributor its storage and handling fee for such Product. In witness whereof, the parties have executed this Agreement the day and year first above written.

CHATTEM, INC                                    MILITARY RESALE GROUP
-------------------------------------------
(Manufacturer's Full Corporate or Firm Name


By: /s/ Charles M. Stafford                  By: /s/ Ethan D. Hokit
--------------------------------------------    --------------------------------
Signature                                        Signature

Charles M. Stafford                             Ethan D. Hokit
--------------------------------------------    --------------------------------
Name - please print                             Name - please print


Vice President, Sales                                    President
--------------------------------------------    --------------------------------
Title                                           Title


                5/2/02                                    4-15-2002
--------------------------------------------    --------------------------------
Date                                            Date

SCHEDULE A
----------

Bases assigned for service:

Ellsworth AFB
F.E. Warren
Buckley A.F.B.
Ft. Carson
Peterson AFB
USAF Academy

SCHEDULE C
----------


Drayage Rate by Military Customer Categories and by Product Type

Product Type:

Dry        [*]%                                 Stencil Charges
           -------                                              -------
Frozen     -------                              Pallet Charges  -------
Chill      -------                              By-Pass Fee     -------
Other      -------                              Alaska Freight* -------
                      *Only applies to Alaska commissaries

BACKHAUL

Backhaul Available
Pick-Up Location               Backhaul Rate         Contact Person/Phone


---------------------      ---------------------     ---------------------


---------------------      ---------------------     ---------------------


---------------------      ---------------------     ---------------------

Schedule D

In order to properly service your Military accounts and conform to your requirements, we request, in writing, the following information:

1. Name of Manufacturer and Broker:

   Domestic [ ]       Import [ ]

   Vendor:                                   Broker:
   --------------------------------------   ------------------------------------

   Sales/Name:                               Sales/Name:
   --------------------------------------   ------------------------------------

   Address:                                  Address:
   --------------------------------------   ------------------------------------


   --------------------------------------   ------------------------------------

   Phone:                                    Phone:
   --------------------------------------   ------------------------------------

   Fax:                                      Fax:
   --------------------------------------   ------------------------------------

   Email:                                    Email:
   --------------------------------------   ------------------------------------

2. Mailing Address for Billing:

   Military Resale Group, Inc.             Contact Name: Edna Sewell
   ----------------------------------      -------------------------------------

   2180 Executive Circle                   Phone: 719-391-4564
   ----------------------------------      -------------------------------------

   Colo. Springs, CO 80906                 Fax: 719-391-4565
   ----------------------------------      -------------------------------------

                                           Email:
                                           -------------------------------------

3. Reports - Month to Date Sales [ ] Inventory Activity [ ]
   Send via- Email                         Diskette             [ ]
   Send to the following individuals(s)


   ------------------------------------    -------------------------------------


   ------------------------------------    -------------------------------------


   ------------------------------------    -------------------------------------

   ATTN:                                   ATTN:
   ------------------------------------    -------------------------------------

   Email:                                  Email:
   ------------------------------------    -------------------------------------

4. Order Desk (our placement of orders with you)

   Vendor Rep [ ]       Broker Rep [ ]


   Customer Svc Rep: Edna Sewell           Are you EDI capable? yes
   ------------------------------------                         ---


   Phone: 719-391-4564 Ext. 105            Paperless EDI? yes
   ------------------------------------                   ---


   Fax: 719-391-4565
   -----------------------------------


   PIIN:
   -----------------------------------


   SB#:
   -----------------------------------

5. Distributor Center Information

   Servicing Military Resale Group
   Pick-up Address:
   --------------------------------

   Phone:
   --------------------------------

   Pick Up Min:
   --------------------------------

   Delivered Min:
   --------------------------------

   Brackets Offered:
   --------------------------------

   Lead Time:
   --------------------------------

   Special Instructions:
   --------------------------------


6. Product Information: Frozen [ ]   Dry  [X]   Chill [ ]

[X]  Please attach a current military price list for all applicable locations.

[X] Please attach item specifications to include: weight, cube, pallet pattern, case dimensions, shelf life (how to read code dates on cases and items).

7. Military Resale Group Commissary Division drayage fee commission:

                  a.        [*]%

                  b. per case plus earned cash discount of %

8. Vendor cash terms [*] % [*] days, net [*]

                     [*] % [*] days, net [*]

--------------------------------------------------------------------------------------------------------------------------------
     MILITARY RESALE GROUP
--------------------------------------------------------------------------------------------------------------------------------
                            Chattem Items- DeCA
--------------------------------------------------------------------------------------------------------------------------------
   Item/Case UPC      RSL Code   Item Description                       Unit Price Distibutor Case Price Case Dimensions (H X W X D)
--------------------------------------------------------------------------------------------------------------------------------
    41167-00841          K2      Icy Hot Patch                                 [*]        [*]         24     6.75/10.50/18.25
--------------------------------------------------------------------------------------------------------------------------------
    41167-00879          K3      Icy Hot Balm-3.5oz                            [*]        [*]         24     3.44/9.88/14.63
--------------------------------------------------------------------------------------------------------------------------------
    41167-01100          K1      GB Med. Pwdr 10 oz                            [*]        [*]         24     8.00/13.88/16.00
--------------------------------------------------------------------------------------------------------------------------------
    41167-01704          K2      GB Med. Foot Pwdr- 4 oz                       [*]        [*]         24     5.88/10.38/11.75
--------------------------------------------------------------------------------------------------------------------------------
    41167-05010          K2      GB Med. Anti-Itch Crm 1 oz                    [*]        [*]         24      1.19/6.13/8.88
--------------------------------------------------------------------------------------------------------------------------------
    41167-05703          K1      Aspercreme 3 oz                               [*]        [*]         72     6.50/13.00/19.00
--------------------------------------------------------------------------------------------------------------------------------
    41167-06112          K1      GB Med. Body Lotion 14 oz                     [*]        [*]         24     9.13/11.00/14.38
--------------------------------------------------------------------------------------------------------------------------------
    41167-16013          K1      Flex-All  Reg. Str. Crm 4 oz                  [*]        [*]         12      5.75/5.38/8.63
--------------------------------------------------------------------------------------------------------------------------------
    41167-20130          K2      Dexatrim Natural Green Tea 30's               [*]        [*]         72*    5.25/12.00/19.94
--------------------------------------------------------------------------------------------------------------------------------
    41167-20139          K3      Dexatrim Natural Green Tea 90's               [*]        [*]         12*     5.00/7.25/9.88
--------------------------------------------------------------------------------------------------------------------------------
    41167-20430          K1      Dexatrim Natural Ephedrine Free 30's          [*]        [*]         72*    5.25/12.00/19.94
--------------------------------------------------------------------------------------------------------------------------------
    41167-21206          K1      Dexatrim Results Eph. Free 60's               [*]        [*]         24     4.88/8.38/13.38
--------------------------------------------------------------------------------------------------------------------------------
    41167-30012          K1      Pamprin Tablets 20 ct                         [*]        [*]         24      3.38/7.25/9.75
--------------------------------------------------------------------------------------------------------------------------------
    41167-52401          K2      Phisoderm Clear Confidence FW w/Pump 6 oz     [*]        [*]         24     7.00/10.00/10.63
--------------------------------------------------------------------------------------------------------------------------------
    41167-53811          K3      Phisoderm Clear Confidence Body Wash 12 oz    [*]        [*]         12      8.38/7.00/9.75
--------------------------------------------------------------------------------------------------------------------------------
    41167-75142          K3      Capzasin- P Creme 1.5 oz                      [*]        [*]         36     6.75/8.69/11.75
--------------------------------------------------------------------------------------------------------------------------------
    41167-77731          K1      Herpecin- L Lip Balm Stick                    [*]        [*]         24      3.88/4.81/6.75
--------------------------------------------------------------------------------------------------------------------------------
    47046-40000          K2      SunSource Melatonex 30 ct                     [*]        [*]         24     4.00/6.00/11.38
--------------------------------------------------------------------------------------------------------------------------------
    47046-43000          K3      SunSource Repose 30 ct                        [*]        [*]         24      8.88/5.88/8.63
--------------------------------------------------------------------------------------------------------------------------------
    47046-66000          K2      SunSource Garlique 60 ct                      [*]        [*]         24     8.63/5.88/11.88
--------------------------------------------------------------------------------------------------------------------------------
    41167-33032          O2      BullFrog For Kids Sunblock 36 SPF 5 oz        [*]        [*]         12      7.00/5.75/8.00
--------------------------------------------------------------------------------------------------------------------------------
    41167-33052          O2      BullFrog Quik Gel Sunblock SPF 36 5 oz        [*]        [*]         12      6.30/5.38/7.81
--------------------------------------------------------------------------------------------------------------------------------
    41167-33058          O2      BullFrog Quik Gel Sports Spray SPF 35 4.7 oz  [*]        [*]         12      7.20/5.30/9.75
--------------------------------------------------------------------------------------------------------------------------------
                               BULLFROG ITEMS AUTHORIZED FOR DECA SUNCARE PROGRAM: MAR. 1 - AUG. 31, 2002. PLEASE KEEP ITEMS
                               IN STOCK DURING THIS PERIOD.

--------------------------------------------------------------------------------------------------------------------------------
* ATTENTION:  DEXATRIM ITEMS SHIP TO  DISTRIBUTOR  IN MASTER CASES,  BUT SHIP TO
COMMISSARIES  IN INNER  PACKS.  ITEM  #20130 & #20430 ARE INNER CASE PACKS OF 6.
ITEM #20139 IS INNER CASE PACKS OF 4.




------------------------------------------------------------------------------------------------------------------------------
     Military Resale Group
------------------------------------------------------------------------------------------------------------------------------
                            Chattem Items- DeCA
------------------------------------------------------------------------------------------------------------------------------
   Item/Case UPC      RSL Code   Item Description                            Case weight   Case cube  TIE/ Tier  # to Order
------------------------------------------------------------------------------------------------------------------------------
    41167-00841          K2      Icy Hot Patch                                   3.25       0.75       9/7       6
------------------------------------------------------------------------------------------------------------------------------
    41167-00879          K3      Icy Hot Balm-3.5oz                              7.68       0.29      12/11      5
------------------------------------------------------------------------------------------------------------------------------
    41167-01100          K1      GB Med. Pwdr 10 oz                              19.50      1.03       9/6       7
------------------------------------------------------------------------------------------------------------------------------
    41167-01704          K2      GB Med. Foot Pwdr- 4 oz                         8.50       0.41      15/7       5
------------------------------------------------------------------------------------------------------------------------------
    41167-05010          K2      GB Med. Anti-Itch Crm 1 oz                      3.00       0.18      40/7       5
------------------------------------------------------------------------------------------------------------------------------
    41167-05703          K1      Aspercreme 3 oz                                 19.25      0.06       7/7       7
------------------------------------------------------------------------------------------------------------------------------
    41167-06112          K1      GB Med. Body Lotion 14 oz                       27.00      0.84      10/4       7
------------------------------------------------------------------------------------------------------------------------------
    41167-16013          K1      Flex-All  Reg. Str. Crm 4 oz                    4.22       0.15      39/7       7
------------------------------------------------------------------------------------------------------------------------------
    41167-20130          K2      Dexatrim Natural Green Tea 30's                 8.00       0.73       8/8       1
------------------------------------------------------------------------------------------------------------------------------
    41167-20139          K3      Dexatrim Natural Green Tea 90's                 3.50       0.21      25/9       2
------------------------------------------------------------------------------------------------------------------------------
    41167-20430          K1      Dexatrim Natural Ephedrine Free 30's            8.00       0.73       8/8       1
------------------------------------------------------------------------------------------------------------------------------
    41167-21206          K1      Dexatrim Results Eph. Free 60's                 4.81       0.32      14/9       6
------------------------------------------------------------------------------------------------------------------------------
    41167-30012          K1      Pamprin Tablets 20 ct                           2.00       0.14      25/14      7
------------------------------------------------------------------------------------------------------------------------------
    41167-52401          K2      Phisoderm Clear Confidence FW w/Pump 6 oz       13.75      0.43      16/5       5
------------------------------------------------------------------------------------------------------------------------------
    41167-53811          K3      Phisoderm Clear Confidence Body Wash 12 oz      11.69      0.33      24/4       7
------------------------------------------------------------------------------------------------------------------------------
    41167-75142          K3      Capzasin- P Creme 1.5 oz                        7.00       0.4       17/7       3
------------------------------------------------------------------------------------------------------------------------------
    41167-77731          K1      Herpecin- L Lip Balm Stick                      1.02       0.07      55/12      6
------------------------------------------------------------------------------------------------------------------------------
    47046-40000          K2      SunSource Melatonex 30 ct                       1.44       0.17      28/11      3
------------------------------------------------------------------------------------------------------------------------------
    47046-43000          K3      SunSource Repose 30 ct                          2.63       0.26      34/7       3
------------------------------------------------------------------------------------------------------------------------------
    47046-66000          K2      SunSource Garlique 60 ct                        2.50       0.35      24/5       3
------------------------------------------------------------------------------------------------------------------------------
    41167-33032          O2      BullFrog For Kids Sunblock 36 SPF 5 oz          5.31       0.19      45/8       5
------------------------------------------------------------------------------------------------------------------------------
    41167-33052          O2      BullFrog Quik Gel Sunblock SPF 36 5 oz          4.50       0.15      44/7       5
------------------------------------------------------------------------------------------------------------------------------
    41167-33058          O2      BullFrog Quik Gel Sports Spray SPF 35 4.7 oz    1.06       0.22      35/7       5
------------------------------------------------------------------------------------------------------------------------------
                               Bullfrog items authorized for DeCA Suncare Program: Mar. 1 - Aug. 31, 2002.
                               Please keep items in stock during this period.

------------------------------------------------------------------------------------------------------------------------------
* ATTENTION:  Dexatrim items ship to  distributor  in master cases,  but ship to commissaries  in inner  packs.  Item  #20130 & #20430 are inner case packs of 6.
Item #20139 is inner case packs of 4.
